Balance Sheets (USD $)	Sep. 30, 2011	Mar. 31, 2011
CURRENT ASSETS
Cash and cash equivalents	$ 753	$ 2,859
Total Current Assets	753	2,859
Total Assets	753	2,859
CURRENT LIABILITIES
Accounts Payable & Accrued Liabilities	204,978	35,920
Accrued Expenses - Professional Fees	554,300
Due to Shareholders	67,399
CEO Compensation- Accrued	5,833
Total Current Liabilities	832,510	35,920
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred Stock, $.001 par value, Authorized 10,000,000 shares, none issued
Common stock, $.0001 par value , Authorized 200,000,000 shares issued & outstanding 12,844,489 and 6,433,900	1,284	1,224
Subscriptions Receivable	(2,981)	(2,981)
Additional paid in capital	1,793,000	724,854
Accumulated other comprehensive gain (loss)
Retained Earnings (Deficit)	(1,698,698)
Discontinued Operations	(924,363)	(756,158)
Total Stockholders' Equity	(831,758)	(33,061)
Total Liabilities and Stockholders' Equity	$ 753	$ 2,859